                                                                   EXHIBIT 10.22


                                 OFFICE LEASE



                                by and between

                              G & W INVESTMENTS,
                 a nini Kumiai formed under the laws of Japan,

                                 as Landlord,



                                      and



                            PSW TECHNOLOGIES, INC.,
                            ----------------------
                            a Delaware corporation

                                   as Tenant

                               TABLE OF CONTENTS

Section                                                                     Page
SECTION I.     TERMS AND DEFINITIONS........................................   1
SECTION II.    PROPERTY LEASED..............................................   2
   A.   Premises............................................................   2
        --------
   B.   Common Areas........................................................   2
        ------------
   C.   Variations In Area..................................................   2
        ------------------
   D.   Substitution of Space...............................................   2
        ---------------------
SECTION III.   COMMENCEMENT OF TERM AND POSSESSION OF PREMISES..............   3
   A.   Lease Commencement Date.............................................   3
        -----------------------
   B.   Completion of Tenant Improvements and Possession of Premises........   3
        ------------------------------------------------------------
   C.   Extension of Lease Commencement Date................................   3
        ------------------------------------
   D.   Acceptance and Suitability..........................................   4
        --------------------------
SECTION IV.    RENT.........................................................   4
   A.   Monthly Rental......................................................   4
        --------------
   B.   Consumer Price Index Increases......................................   5
        ------------------------------
   C.   Additional Rent.....................................................   5
        ---------------
SECTION V.     REIMBURSEMENT OF COMMON EXPENSES.............................   6
   A.   Definitions.........................................................   6
        -----------
   B.   Reimbursement.......................................................   7
        -------------
   C.   Rebate of Excess Charges or Payment of Additional Charges...........   7
        ---------------------------------------------------------
   D.   Right to Audit......................................................   8
        --------------
   E.   Control of Common Areas.............................................   8
        -----------------------
SECTION VI.    SECURITY DEPOSIT.............................................   9
SECTION VII.   TENANT'S TAXES...............................................   9
SECTION VIII.  USE OF PREMISES..............................................  10
   A.   Permitted Uses......................................................  10
        --------------
   B.   Compliance with Laws................................................  10
        --------------------
   C.   Hazardous Materials.................................................  10
        -------------------
   D.   Landlord's Rules and Regulations....................................  13
        --------------------------------
SECTION IX.    SERVICE AND UTILITIES........................................  13
   A.   Standard Building Services and Reimbursement by Tenant..............  13
        ------------------------------------------------------
   B.   Limitation on Landlord's Obligations................................  14
        ------------------------------------
   C.   Excess Service......................................................  14
        --------------
   D.   Security Services...................................................  14
        -----------------
SECTION X.     MAINTENANCE AND REPAIRS......................................  15
   A.   Landlord's Obligations..............................................  15
        ----------------------
   B.   Tenant's Obligations................................................  15
        --------------------
   C.   Landlord's Right to Make Repairs....................................  15
        --------------------------------
   D.   Condition of Premises Upon Surrender................................  16
        ------------------------------------
SECTION XI.    ENTRY BY LANDLORD............................................  16
SECTION XII.   ALTERATIONS, ADDITIONS AND TRADE FIXTURES....................  16
SECTION XIII.  MECHANIC'S LIENS.............................................  17
SECTION XIV.   INSURANCE....................................................  18
   A.   Tenant..............................................................  18
        ------
   B.   Landlord............................................................  19
        --------
SECTION XV.    INDEMNITY; WAIVER OF SUBROGATION.............................  19
   A.   Tenant Indemnity....................................................  19
        ----------------
   B.   Landlord Indemnity..................................................  20
        ------------------
   C.   Waiver of Subrogation...............................................  20
        ---------------------
   D.   Limitation on Landlord's Liability; Release of Trustees, Officers
        -----------------------------------------------------------------
   and Partners of Landlord.................................................  20
   ------------------------
SECTION XVI.   ASSIGNMENT AND SUBLETTING BY TENANT..........................  21
SECTION XVII.  TRANSFER OF LANDLORD'S INTEREST..............................  24
SECTION XVIII. DAMAGE AND DESTRUCTION.......................................  25
   A.   Minor Insured Damage................................................  25
        --------------------
   B.   Major or Uninsured Damage...........................................  25
        -------------------------
   C.   Abatement of Rent...................................................  26
        -----------------
   D.   Waiver..............................................................  26
        ------

                                    Page i

SECTION XIX.     CONDEMNATION...............................................  26
   A.   Total or Partial Taking.............................................  26
        -----------------------
   B.   Award...............................................................  27
        -----
   C.   Abatement in Rent...................................................  27
        -----------------
   D.   Temporary Taking....................................................  27
        ----------------
   E.   Transfer of Landlord's Interest to Condemnor........................  27
        --------------------------------------------
SECTION XX.      DEFAULT....................................................  28
   A.   Tenant's Default....................................................  28
        ----------------
   B.   Remedies............................................................  29
        --------
SECTION XXI.     LATE PAYMENTS/INTEREST AND LATE CHARGES....................  31
   A.   Interest............................................................  31
        --------
   B.   Late Charges........................................................  31
        ------------
   C.   Consecutive Late Payment of Rent....................................  31
        --------------------------------
   D.   No Waiver...........................................................  31
        ---------
SECTION XXII.    LIEN FOR RENT..............................................  32
SECTION XXIII.   HOLDING OVER...............................................  32
SECTION XXIV.    ATTORNEYS' FEES............................................  33
SECTION XXV.     MORTGAGEE PROTECTION.......................................  33
   A.   Subordination; Nondisturbance.......................................  33
        -----------------------------
   B.   Attornment..........................................................  33
        ----------
   C.   Amendment...........................................................  34
        ---------
SECTION XXVI.    ESTOPPEL CERTIFICATE/FINANCIAL STATEMENTS..................  34
   A.   Estoppel Certificate................................................  34
        --------------------
   B.   Furnishing of Financial Statements..................................  34
        ----------------------------------
SECTION XXVII.   PARKING....................................................  35
SECTION XXVIII.  SIGNS; NAME OF BUILDING....................................  36
SECTION XXIX.    QUIET ENJOYMENT............................................  36
SECTION XXX.     BROKERS AND AGENTS.........................................  36
SECTION XXXI.    NOTICES....................................................  37
SECTION XXXII.   NOTICE AND CURE TO LANDLORD AND MORTGAGEE..................  37
SECTION XXXIII.  GENERAL....................................................  37
   A.   Paragraph Headings..................................................  37
        ------------------
   B.   Incorporation of Prior Agreements; Amendments.......................  37
        ---------------------------------------------
   C.   Waiver..............................................................  38
        ------
   D.   Short Form or Memorandum of Lease...................................  38
        ---------------------------------
   E.   Time of Essence.....................................................  38
        ---------------
   F.   Examination of Lease................................................  38
        --------------------
   G.   Severability........................................................  38
        ------------
   H.   Surrender of Lease Not Merger.......................................  38
        -----------------------------
   I.   Corporate Authority.................................................  38
        -------------------
   J.   Governing Law.......................................................  39
        -------------
   K.   Force Majeure.......................................................  39
        -------------
   L.   Use of Language.....................................................  39
        ---------------
   M.   Successors..........................................................  39
        ----------
   N.   No Reduction of Rental..............................................  39
        ----------------------
   O.   No Partnership......................................................  39
        --------------
   P.   Exhibits............................................................  40
        --------
   Q.   Survival of Indemnities.............................................  40
        -----------------------
   R.   Nondisclosure of Lease Terms........................................  40
        ----------------------------
   S.   Waiver of Jury Trial................................................  40
        --------------------
SECTION XXXIV.   EXECUTION..................................................  41
EXHIBIT "A"  Site Plan for the Project......................................  43
EXHIBIT "B"  Floor Plan of the Premises.....................................  44
EXHIBIT "C"  Construction Work Letter.......................................  45
EXHIBIT "D"  Rent Schedule..................................................  46
EXHIBIT "E"  Rules and Regulations..........................................  47
EXHIBIT "F"  Amendment of Lease Commencement Date Form......................  51

                                    Page ii

                                 OFFICE LEASE

THIS LEASE is entered into by and between Landlord and Tenant effective as of this 23/rd/ day of April 1999 ("Effective Date").


SECTION I. TERMS AND DEFINITIONS

The following terms as used herein shall have the meanings as set forth below:

A. "Landlord" means G & W Investments, a nini Kumiai formed under the laws of Japan, and its successors and assigns.

B.   "Tenant" means PSW Technologies, Inc., a Delaware corporation.
                    -----------------------   --------------------

C. "Building" means the building in which the Premises are located which has approximately 41,941 net rentable square feet and is located at 3055
                   ------
     112/th/ Ave. NE, in the City of Bellevue, Washington.

D. "Project" means the Corporate Campus East (Buildings A, B, & C) located in the City Bellevue, Washington, in which Project the Building is located as shown on the site plan attached hereto as Exhibit A.
                                               ---------

E. "Premises" means suite(s) 202 located on the Second floor of the Building consisting of approximately Six Thousand Six Hundred Ninety Eight (6,698) net rentable square feet, as more particularly shown on Exhibit B attached
                                                             ---------
     hereto and incorporated herein by this reference.

F. "Term" means the Thirty-Six (36) month period commencing on the Lease Commencement Date and expiring on the Expiration Date.

G. "Lease Commencement Date" means May 1, 1999; provided, however, that if the Lease Commencement Date stated in this subsection is amended pursuant to
     Section III. C. below, Landlord and Tenant shall execute and attach hereto as a new Exhibit F, an Amendment of Lease Commencement Date, in form of
              ---------
     that attached hereto as Exhibit F, which shall specify such amended Lease
                             ---------
     Commencement Date and, if applicable, an amended Expiration Date.

H. "Expiration Date" means April 30, 2002 unless amended in an Amendment of Lease Commencement Date executed as provided above.

I. "Monthly Rental" means the amounts specified in the Rent Schedule attached hereto as Exhibit D and incorporated herein, payable as set forth in
               ---------
     Section IV. B. below.

J. "Base Operating Expense" means the amount of Common Operating Costs (as defined in Section V. below) actually incurred for the period from January 1, 1999 to December 31, 1999, which amount shall be paid by Landlord each year during the Term and not Tenant.

K. "Security Deposit" means Fourteen Thousand Ninety Four no/100 Dollars ($14,094.00).

L.   "Permitted Use" means General office use.

M.   "Broker" means None.


N. "Landlord's Address for Notice" means G & W Investments, c/o SUHRCO Management Inc., 10655 NE 4/th/, Ste. 710, Bellevue, WA 98004; with a copy to: The Mutual Life Insurance Company of New York, 7600 East

     Eastman Avenue, Suite 300, Denver, Colorado 80231, Attention: Legal Department.

O. "Tenant's Address for Notice" means PSW Technologies Inc., Building Three Suite 200, 6300 Bridgepoint Parkway, Austin, TX 78730, Attn: General Counsel.

P. "Tenant's Proportionate Share" for Tenant's reimbursement of Common Operating Costs and other expenses to be pro-rated hereunder means 15.97%
                                                                        -----
     which is the quotient obtained by dividing the total number of square feet of net rentable floor area in the Building into the total number of square feet of net rentable floor area within the Premises.

Q. "Tenant's Parking Spaces" means Fifteen (15) total parking spaces located in such areas of the Project as Landlord determines and divided as follows:
     Five (5) covered, reserved, the cost for which is covered in Subsection R. below, and Ten (10) non-covered or surface, all of which non-covered shall be non-exclusive, unassigned and free for the term hereof.

R. "Monthly Parking Rent" means Twenty-five dollars ($25.00) per month payable by Tenant for the reserved portion of Tenant's Parking Spaces. Such Monthly Parking Rent is subject to change as Landlord adjusts the parking rate for the Building and shall be considered Additional Rent and shall be due and payable without notice or demand, on or before the first day of each calendar month.


SECTION II. PROPERTY LEASED

A.   Premises
     --------

     Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises; reserving to Landlord, however, (a) the use of the exterior walls, roof, return air plenum and the area under the Premises floor and (b) the rights to make structural (building) modifications and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires to serve or serving other tenant premises in the Building through the Premises in locations which will not materially interfere with Tenant's use thereof.

B.   Common Areas
     ------------

     Subject to the terms, covenants and conditions of this Lease, Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, to the non-exclusive use of all of the Common Areas as hereinafter defined.

C.   Variations In Area
     ------------------

     The net rentable square feet of the Premises and Building as set forth in
     Section I. above are agreed to be the actual net rentable square footages of each to be used for all purposes under this Lease regardless of variations later determined to exist.

     Intentionally deleted
     ---------------------

SECTION III. COMMENCEMENT OF TERM AND POSSESSION OF PREMISES

A.   Lease Commencement Date
     -----------------------

     The Term of the Lease shall commence on the Lease Commencement Date (as extended only pursuant to Section III. C. below, if applicable), and shall continue, subject to earlier termination as provided herein, until the Expiration Date (as extended only pursuant to subsection C. below).

B.   Completion of Tenant Improvements and Possession of Premises
     ------------------------------------------------------------

     Upon execution of this Lease by the parties, Landlord shall proceed to complete the tenant improvements in the Premises described as "Landlord's Work" in the "Construction Work Letter" attached hereto and incorporated herein as Exhibit C. At the time such work has been substantially completed in accordance with the Construction Work Letter, except for minor decorative or other "punch list" items as contemplated in subsection D. below, and the Premises has been approved for occupancy under the applicable building code (which together shall constitute "Substantial Completion" hereunder), Landlord shall notify Tenant thereof and Tenant shall take possession of the Premises on the Lease Commencement Date. In the event permission is given to Tenant to enter or occupy all or a portion of the Premises prior to the Lease Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease. If applicable, Tenant shall complete all tenant improvements described as "Tenant's Work" in Exhibit C hereto, and shall open the Premises for business, on or before
        ---------
     the Lease Commencement Date. Any professional fees or costs and expenses incurred by Landlord in reviewing plans and specifications for Tenant's Work shall be paid to Landlord by Tenant upon demand as additional rent. All tenant improvements constructed in the Premises, whether by Landlord or by (or on behalf of) Tenant and whether at Landlord's or Tenant's expense, shall become part of the Premises and shall be and remain the property of Landlord unless Landlord specifically agrees otherwise in writing.

C.   Extension of Lease Commencement Date
     ------------------------------------

     If the Premises are not Substantially Completed on the original Lease Commencement Date specified in Section I. due to one or more delays caused by Landlord or caused by matters beyond the control of Landlord, this Lease and the obligations of Landlord and Tenant hereunder shall nevertheless continue in full force and effect. However, in such event

     Landlord and Tenant shall agree on an amendment of the original Lease Commencement Date to reflect such delay or delays and shall, in each instance, execute and attach hereto an amendment in the form of that attached as Exhibit F hereto stating such amended Lease Commencement Date
                 ---------
     and, if applicable, an amended Expiration Date and no rental shall be payable by Tenant hereunder until the amended Lease Commencement Date. The delay in commencement of the Term and in Tenant's obligation to pay rent described in the foregoing sentence shall constitute full settlement of all claims that Tenant might otherwise have by reason of the Premises not being Substantially Completed on the original Lease Commencement Date specified in Section I. above.

     If the Premises are not Substantially Completed on the Lease Commencement Date due to one or more delays caused by Tenant, or anyone acting under or for Tenant, Landlord shall have no liability for such delay and the Lease Commencement Date shall nevertheless begin as of the Lease Commencement Date stated in Section I. (as extended only because of Landlord's delay pursuant to this subsection C., if applicable).

D.   Acceptance and Suitability
     --------------------------

     Within fifteen (15) days following the date Tenant takes possession of the Premises, Tenant may provide Landlord with a "punch list" which sets forth an itemization of any reasonable corrective work to be performed by Landlord with respect to the Landlord's Work as set forth in the Construction Work Letter; provided, however, that Tenant's obligation to pay Monthly Rental as provided below shall not be affected thereby. If Tenant fails to submit such "punch list" to Landlord within such fifteen
     (15) day period, Tenant agrees that by taking possession of the Premises it will conclusively be deemed to have inspected the Premises and found the Premises in satisfactory condition. Tenant acknowledges that neither Landlord, nor any agent, employee or servant of Landlord, has made any representation with respect to the Premises or the Project, or with respect to the suitability of them to the conduct of Tenant's business, nor has Landlord agreed to undertake any modifications, alterations, or improvements of the Premises or Project, except as specifically provided in this Lease.

     TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR PURPOSE, OR THAT THE PROJECT (OTHER THAN THE IMPROVEMENTS CONSTRUCTED BY LANDLORD IN THE PREMISES) HAVE BEEN CONSTRUCTED IN A GOOD AND WORKMANLIKE MANNER. TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD DID NOT CONSTRUCT OR APPROVE THE QUALITY OF CONSTRUCTION OF THE PROJECT.


SECTION IV. RENT

A.   Monthly Rental
     --------------

     Commencing on the Lease Commencement Date (subject, however, to any modifications or adjustments specified hereinbelow and/or in the "Rent Schedule" attached hereto as Exhibit D, Tenant shall pay to Landlord during
                                  ---------
     the Term, rental for the entire Term in the total amount as set forth in Exhibit D payable in monthly installments (the "Monthly Rental") in the
     ---------
     amount(s) set forth in Exhibit D, which sum shall be payable by Tenant on
                            ---------
     or before the first day of each month, in advance, without further notice, at the address specified for Landlord in Section I., or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deduction or setoff whatsoever, except as otherwise expressly provided herein. Notwithstanding the foregoing, Monthly Rental for the first full month of the Term shall be paid upon the Commencement Date. If the Lease Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis upon a thirty
     (30) day calendar month.

     intentionally deleted
     ---------------------

C.   Additional Rent
     ---------------

     As used in this Lease, the term "rent" shall mean the Monthly Rental plus all "additional rent", which shall mean all other amounts payable by Tenant to Landlord pursuant to this Lease other than Monthly Rental, including without limitation, Tenant's Proportionate Share of Common Operating Costs and Monthly Parking Rent. All Monthly Rental and additional rent shall be paid in lawful money of the United States which shall be legal tender at the time of payment. Where no other time is stated herein for payment, payment of any amount payable from Tenant to Landlord hereunder shall be due, and made, within ten (10) days after Tenant's receipt of Landlord's invoice or statement therefor.

SECTION V. REIMBURSEMENT OF COMMON EXPENSES

A.   Definitions
     -----------

     (1) "Common Areas" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the tenants, their employees, agents, servants, suppliers, customers and other invitees, including, by way of illustration, but not limitation, retaining walls, fences, landscaped areas, parks, curbs, sidewalks, private roads, restrooms, stairways, elevators, lobbies, hallways, patios, service quarters, parking areas, all common areas and other areas within the exterior of the Building and in the Project or as shown on the site plan attached to this Lease as Exhibit A.
                                                           ---------

          (2) "Taxes" shall mean all real property taxes, personal property taxes, improvement bonds, and other charges and assessments which are levied or assessed upon or with respect to the Building and Project and the land on which the Building and Project are located and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and Project and used in connection with the operation of the Building and Project and the land on which the Building and Project are located, including any increase in such taxes, whether resulting from a reassessment of the value of the land, the Building or the Project, personal property, or for any other reason, imposed by any governmental authority, and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes and any license fees, commercial rental tax, or other tax upon Landlord's business of leasing the Building and the Project, but shall not include any federal or state income tax, or any franchise, capital stock, estate, inheritance, succession, transfer and excess profit taxes imposed upon Landlord, and shall also include any tax consultant fee or other costs incurred by Landlord to review or contest any tax assessed against the Premises, Building, or Project.

          (3) "Common Operating Costs" shall mean the aggregate of all costs and expenses payable by Landlord in connection with the operation, maintenance and repair of the Premises, Building, Project and Common Areas, including, but not limited to, (a) the cost of landscaping, repaving, resurfacing, repairing, replacing, painting, lighting, cleaning, removing trash, janitorial services, security services and other similar items; (b) the total cost of compensation (including employment taxes and fringe benefits) of personnel who perform or implement the services referenced herein in connection with the Premises, Building, Project and Common Areas; excluding executive, proprety manager and accounting personnel; (c) all Taxes; (d) the cost of any insurance obtained by Landlord in connection with the Building and Project, including, but not limited to, the insurance required to be obtained by Landlord pursuant to this Lease; (e) the cost of operating, repairing and maintaining the mechanical, electrical, plumbing, life safety, and access systems; (f) the cost of monitoring services, if provided by Landlord, including, without limitation, any monitoring or control devices used by Landlord in regulating the parking areas; (g) the cost of water, electricity, gas and any other utilities; (h) legal, accounting and consulting fees and expenses; (i) energy allocation, energy use surcharges, or environmental charges;
          (j) expenditures made, and costs, fees, assessments and other charges paid, by Landlord in connection with traffic or energy management programs applicable to the Project or in connection with Landlord's compliance with laws or other governmental requirements; (k) municipal inspection fees or charges; (l) costs or expenses incurred by Landlord to provide management services for the Premises, Building or Project; but in no event will this cost include executive personnel beyond the level of the property manager, additionally, as long as the current management agreement is in effect, neither will the cost of persons include that of the Property Manager or any accounting personnel; (m) the amortized cost, including financing costs if applicable, of any equipment, device or other capital improvement installed by Landlord in the Premises, Building or Project for the which achieve economies in the operation, maintenance and/or repair thereof; and (n) any other costs or expenses incurred by Landlord under this Lease which are not otherwise reimbursed directly by tenants; (o) the amount charged by any management firm contracted by Landlord to provide any or all of the foregoing services; and (p) any fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Building and/or the Project. The computation of Common Operating Costs shall be made in accordance with generally accepted accounting principles.

          (4) In the event during all or any portion of any calendar year the Building is not at least ninety-five percent (95%) rented and occupied, Landlord may elect to make an appropriate adjustment to the Common Operating Costs for such year, employing sound accounting and management principles, to determine the Common Operating Costs that would have been paid or incurred by Landlord had the Building been ninety-five percent (95%) rented and occupied and the amount so determined shall be deemed to have been the Common Operating Costs for such year.

B.   Reimbursement
     -------------

     Within a reasonable time before the commencement of each calendar year during the Term, Landlord shall deliver to Tenant a reasonable estimate of the anticipated Common Operating Costs for the forthcoming calendar year. Tenant shall pay to Landlord, as additional rent, commencing on the Lease Commencement Date, and continuing on the first day of each calendar month thereafter, an amount equal to one-twelfth (1/12th) of the product obtained by multiplying (1) the remainder of the then estimated Common Operating Costs less the Base Operating Expense paid by Landlord, times (2) Tenant's Proportionate Share; provided, however, that such amount shall not be less than zero dollars ($0). The estimated monthly charge for Tenant's Proportionate Share may be adjusted periodically by Landlord during the calendar year on the basis of Landlord's reasonably anticipated costs. Any expenditure by Landlord (e.g. resurfacing of parking areas, painting buildings, refurbishing landscaping or walkways and similar items) during the year which was not included in determining the estimated Common Operating Costs, may be billed separately to Tenant according to Tenant's Proportionate Share.

C.   Rebate of Excess Charges or Payment of Additional Charges
     ---------------------------------------------------------

     Within a reasonable time after the end of each calendar year, Landlord shall furnish Tenant with a statement showing the Common Operating Costs actually paid or incurred by Landlord for such year less the Base Operating Expense, if any, and Tenant's Proportionate Share thereof ("Tenant's Actual Operating Cost"), which shall in no event be less than zero dollars ($0). If the amount of Tenant's Estimated Operating Cost paid by Tenant for such calendar year exceeds Tenant's Actual Operating Cost for that year, Landlord shall refund such excess to Tenant within thirty
     (30) days after such determination or Landlord may, at its sole option, apply such excess to any outstanding amounts due Landlord. If Tenant's Estimated Operating Cost actually paid by Tenant is less than Tenant's Actual Operating Cost, Tenant shall pay such shortfall to Landlord, as additional rent, within thirty (30) days after receipt of Landlord's statement showing the amount due. If the Lease commences on a date other than on the first day of a calendar year or expires or otherwise terminates, on a date other than on the last day of a calendar year, the foregoing payments shall be prorated accordingly.

D.   Right to Audit
     --------------

     If Tenant wishes to dispute Landlord's determination of Common Operating Costs or calculation of Tenant's Proportionate Share thereof payable by Tenant, Tenant shall give Landlord written notice of such dispute within ten (10) business days after Tenant's receipt of the statement from Landlord referred to in subsection C. above. If Tenant does not give Landlord such notice within such time, Tenant hereby agrees that its right to dispute such determination or calculation is waived. Promptly after giving of such written notice, Landlord shall meet with Tenant in an attempt to reconcile any outstanding disputes. If such efforts do not succeed, Landlord shall make its records relating to the matter in dispute reasonably available for audit and copying by Tenant and its representatives at Tenant's sole cost. If Tenant's audit reveals a greater than ten percent (10%) variance from Landlord's calculation, then within fifteen (15) business days after Landlord's receipt of notice thereof, Landlord and Tenant shall mutually agree upon an accountant to conduct an independent audit, the initial cost of which shall be borne equally by Landlord and Tenant. If Landlord and Tenant cannot so agree, then Landlord shall select a national accounting firm to conduct such audit. If this independent audit reveals that the amount previously determined by Landlord was incorrect, a correction shall be made and either Landlord shall promptly refund any overpayment to Tenant or Tenant shall promptly pay any underpayment to Landlord within fifteen (15) business days after receipt of the results of the audit. If the independent audit reveals a greater than ten percent (10%) variance from Landlord's calculation, then Landlord shall pay the full cost of such independent audit and shall within fifteen (15) business days after demand reimburse Tenant any portion thereof previously paid by Tenant. If a variance of less than ten percent (10%) is revealed, then Tenant shall pay the full cost of such independent audit and shall within fifteen (15) business days after demand reimburse Landlord for any portion thereof previously paid by Landlord. Notwithstanding the pendency of any dispute hereunder, Tenant shall make payments based upon Landlord's calculation until it has been established to be incorrect pursuant to the foregoing procedures.

E.   Control of Common Areas
     -----------------------

     Tenant's use of the Common Areas shall be subject to the provisions of this Lease and Landlord's rights, hereby reserved, to (a) restrain the use of the Common Areas by unauthorized persons, (b) utilize from time to time any portion of the Common Areas for promotional and related matters, (c) temporarily close any portion of the Common Areas for repairs, improvements or alterations, (d) change the shape and size of the Common Areas or change the location of improvements within the Common Areas, including, without limitation, parking areas, roadways and curb cuts, and, (e) prohibit access to or use of Common Areas that are designated for the storage of supplies or operation of equipment necessary to operate the Project or Building. In addition, Landlord may determine the nature, size and extent of the Common Areas as well as make changes to the Common Areas and take such other actions in connection therewith from time to time which, in its opinion, are deemed desirable.


SECTION VI. SECURITY DEPOSIT

Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit defined in Section I. above, which shall be held by Landlord as security for the performance by Tenant of all terms, covenants and conditions of this Lease. It is expressly understood and agreed that such deposit is not an advance rental payment or deposit or a measure of Landlord's damages in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent or the obligation to repair and maintain the Premises or to perform any other term, covenant or condition contained herein, Landlord may (but shall not be required to), without prejudice to any other remedy provided herein or provided by law and without notice to Tenant, use the Security Deposit, or any portion of it, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord a sum equivalent to the portion of the Security Deposit so expended or applied by Landlord as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with Landlord. Although the Security Deposit shall be deemed the property of Landlord, if Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Landlord, not Tenant, shall be entitled to all interest, if any, accruing on any such deposit. Upon any sale or transfer of its interest in the Building, Landlord shall transfer the Security Deposit to its successor in interest and thereupon, Landlord shall be released from any liability or obligation with respect thereto.


SECTION VII. TENANT'S TAXES

To the extent not covered as a Common Operating Cost, Tenant shall be liable for any tax (now or hereafter imposed by any governmental entity) applicable to or measured by or levied on the rents or any other charges payable by Tenant under this Lease, including (but not limited to) any gross income tax, gross receipts tax or excise tax payable with respect to the receipt of such rent or other charges or the possession, leasing or operation, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes payable by Landlord. If any such tax is required to be paid to the governmental taxing entity directly by Landlord, then Landlord shall pay the amount due and, upon demand, shall be fully reimbursed by Tenant for such payment.

Tenant shall also be liable for all taxes levied against the leasehold held by Tenant or against any personal property, leasehold improvements, additions, alterations and fixtures placed by or for Tenant in, on or about the Premises, Building and Project or constructed by Landlord for Tenant in the Premises, Building or Project; and if any such taxes are levied against Landlord or Landlord's property, or if the assessed value of such property is increased (whether by special assessment or otherwise) by the inclusion therein of value placed on such leasehold, personal property, leasehold improvements, additions, alterations and fixtures, and Landlord pays any such taxes (which Landlord shall have the right to do regardless of the validity thereof), Tenant, upon demand, shall fully reimburse Landlord for the taxes so paid by Landlord or for the proportion of such taxes resulting from such increase in any assessment.

SECTION VIII.  USE OF PREMISES

A.   Permitted Uses
     --------------

     Tenant shall use the Premises and Common Areas solely for the Permitted Use specified in subsection I.L. above, and for no other use, and under the name specified in subsection I.B. above. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them. Tenant shall not use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises and Common Areas or permit any odors to emanate from the Premises and intrude upon the Common Areas or the premises of other tenants. Tenant shall not commit or suffer to be committed any waste in or upon the Premises, Common Areas, Building or Project. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which may render the insurance thereon void or increase the insurance risk or cost thereon. If an increase in any fire and extended coverage insurance premiums paid by Landlord for the Building and Project is caused by Tenant's use and occupancy of the Premises, then Tenant shall pay, as additional rental, the amount of such increase to Landlord.

B.   Compliance with Laws
     --------------------

     Tenant shall not use the Premises, Building, Project or Common Areas in any way (or permit or suffer anything to be done in or about the same) which will conflict with any law, statute, ordinance or governmental rule or regulation or any covenant, condition or restriction (whether or not of public record) affecting the Premises, Project or Building, now in force or which may hereafter be enacted or promulgated including, but not limited to, the provisions of any city or county zoning codes regulating the use thereof. Tenant shall, at its sole cost and expense, promptly comply with
     (a) all laws, statutes, ordinances, and governmental rules and regulations, now in force or which may hereafter be in force, applicable to Tenant or its use of or business or operations in the Premises, (b) all requirements, and other covenants, conditions and restrictions, now in force or which may hereafter be in force, which affect the Premises, and (c) all requirements, now in force or which may hereafter be in force, of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, Building or Project. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule or regulation or any requirement, covenant, condition or restriction shall be conclusive of the fact as between Landlord and Tenant. Notwithstanding and in addition to the provisions of Section XV below, Tenant agrees to fully indemnify Landlord against any liability, claims or damages arising as a result of a breach of the provisions of this subsection by Tenant, and against all costs, expenses, fines or other charges arising therefrom, including, without limitation, reasonable attorneys' fees and related costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or earlier termination of this Lease.

C.  Hazardous Materials
    -------------------

     Tenant covenants and agrees that it shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about the Premises, Building or Project by Tenant, its agents, employees, contractors or invitees. The foregoing covenant shall not extend to substances typically found or used in general office applications so long as (i) such substances and any equipment which generates such substances are maintained only in such quantities as are reasonably necessary for Tenant's operations in the Premises, (ii) such substances are used strictly in accordance with the manufacturers' instructions therefor,
     (iii) such substances are not disposed of in or about the Project in a manner which would constitute a release or discharge thereof, and (iv) all such substances and any equipment which generates such substances are removed from the Project by Tenant upon the expiration or earlier termination of this Lease. Any use, storage, generation, disposal, release or discharge by Tenant of Hazardous Materials in or about the Project as is permitted pursuant to this subsection C. shall be carried out in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Moreover, no Hazardous Materials resulting from any operations by Tenant shall be stored or maintained by Tenant in or about the Project for more than ninety (90) days prior to removal by Tenant. Tenant shall, annually within thirty (30) days after Tenant's receipt of Landlord's written request therefor, provide to Landlord a written list identifying any Hazardous Materials then maintained by Tenant in the Project, the use of each such Hazardous Material and the approximate quantity of each such Hazardous Material so maintained by Tenant, together with written certification by Tenant stating, in substance, that neither Tenant nor any person for whom Tenant is responsible has released or discharged any Hazardous Materials in or about the Project.

     In the event that Tenant proposes to conduct any use or to operate any equipment which will or may utilize or generate a Hazardous Material other than as specified in the first paragraph of this subsection, Tenant shall first in writing submit such use or equipment to Landlord for approval. No approval by Landlord shall relieve Tenant of any obligation of Tenant pursuant to this subsection, including the removal, clean up and indemnification obligations imposed upon Tenant by this subsection. Tenant shall, within five (5) days after receipt thereof, furnish to Landlord copies of all notices or other communications received by Tenant with respect to any actual or alleged release or discharge of any Hazardous Material in or about the Premises or the Project and shall, whether or not Tenant receives any such notice or communication, notify Landlord in writing of any discharge or release of Hazardous Material by Tenant or anyone for whom Tenant is responsible in or about the Premises or the Project. In the event that Tenant is required to maintain any Hazardous Materials license or permit in connection with any use conducted by Tenant or any equipment operated by Tenant in the Premises, copies of each such license or permit, each renewal or revocation thereof and any communication relating to suspension, renewal or revocation thereof shall be furnished to Landlord within five (5) days after receipt thereof by Tenant. Compliance by Tenant with the two immediately preceding sentences shall not relieve Tenant of any other obligation of Tenant pursuant to this subsection.

     Upon any violation of the foregoing covenants, Tenant shall be obligated, at Tenant's sole cost, to clean-up and remove from the Project all Hazardous Materials introduced into the Project by Tenant or any person or entity for whom Tenant is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Tenant shall, in each instance, be conducted to the satisfaction of Landlord and all governmental authorities having jurisdiction. Landlord's right of entry pursuant to Section XI. shall include the right to enter and inspect the Premises for violations of Tenant's covenants herein.

     Notwithstanding and in addition to the provisions of Section XV below, Tenant shall indemnify, defend and hold harmless Landlord, its partners, and its and their successors, assigns, partners, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys' fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (A) the introduction into or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (B) the usage, storage, maintenance, generation, disposition or disposal by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, (C) the discharge or release in or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (D) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, and (E) any failure of Tenant or anyone for whom Tenant is responsible to observe the foregoing covenants of this subsection.

     Upon any violation of the foregoing covenants, Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those set forth in Section XX.
     Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option, (I) immediately terminate this Lease or (II) continue this Lease in effect until compliance by Tenant with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this subsection.

     As used in this subsection, "Hazardous Materials" is used in its broadest sense and shall include any petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises, Building or Project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

          Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et
                                                                             --
          seq.
          ----

          Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq.
                                       -- ----

          Clean Air Act, 42 U.S.C. (S)(S) 7401-7626.

          Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C. (S) 1251 et seq.
               -- ----

          Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987), 7 U.S.C. (S) 135 et seq.
                         -- ----

               Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq.
                                                                -- ----

          Safe Drinking Water Act, 42 U.S.C. (S) 300(f) et seq.
                                                        -- ----

          National Environmental Policy Act (NEPA) 42 U.S.C. (S) 4321 et seq.
                                                                      -- ----

          Refuse Act of 1899, 33 U.S.C. (S) 407 et seq.
                                                -- ----

     Tenant acknowledges that incorporation of any material containing asbestos into the Premises is absolutely prohibited. Tenant agrees, represents, and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any material containing asbestos into the Premises.

D.   Landlord's Rules and Regulations
     --------------------------------

     Tenant shall, and Tenant agrees to cause its agents, servants, employees, invitees, and licensees to observe and comply fully and faithfully with the rules and regulations attached hereto as Exhibit E or such reasonable rules
                                              ---------
     and regulations which may hereafter be adopted by Landlord (the "Rules") for the care, protection, cleanliness, and operation of the Premises, Building and Project, and any reasonable modifications or additions to the Rules adopted by Landlord, provided that, Landlord shall give written notice thereof to Tenant and, Tenant's Permitted Use of the Project's not unreasonably affected. Landlord shall not be responsible to Tenant for failure of any other tenant or occupant of the Building or Project to observe or comply with any of the Rules. To the best of its ability, Landlord will apply the Rules equally to all tenants and will not discriminate in the application of the Rules.


SECTION IX.  SERVICE AND UTILITIES

A.   Standard Building Services and Reimbursement by Tenant
     ------------------------------------------------------

     So long as Tenant is not in default hereunder (including any default of a type described in clauses (4) - (6) of Section XX.A. below), Landlord agrees to make available to the Premises, during the Building's normal business hours of 7:00 a.m. to 6:00 p.m., Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday (holidays excepted), which hours are subject to change from time to time as reasonably determined by Landlord, such heat and air conditioning (hereinafter "HVAC"), water and electricity, as may be required in Landlord's judgment for the comfortable use and occupation of the Premises for general office purposes and at a level which is usual and customary in similar office buildings in the area where the Project is located, all of which shall be subject to the Rules of the Building as well as any governmental requirements or standards relating to, among other things, energy conservation. Tenant agrees to pay, as a Common Operating Cost in accordance with Section V. above, Tenant's Proportionate Share of the full cost of all utilities supplied to the Premises, together with any taxes thereon; provided, however, if any such service or utilities are separately metered to the Premises, Tenant shall pay the cost thereof in a timely manner directly to the utility company providing such service. Tenant's obligations in this Section regarding utilities include, but are not limited to, initial connection charges, all charges for gas, water and electricity used on the Premises, and for all electric light lamps or tubes. If any such utility or service is not separately metered to the Premises, Tenant shall be required to pay any increased cost, as additional rent, of any such utility and service, including without limitation water, electricity and HVAC, resulting from any use of the Premises at any time other than the schedule of normal business hours for providing such utilities and services as reasonably determined by Landlord or any unusual or non-customary use beyond that which Landlord has agreed to make available as described above, or resulting from special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses. If the Building is designed for individual tenant operation of the HVAC, Tenant agrees to pay the cost of operating the HVAC at any time other than the schedule of hours for providing the same set forth above, which cost may include the operation of the HVAC for space located outside the Premises when such space is serviced concurrently with the operation of the HVAC for the benefit of the Premises. Landlord estimates the cost of such HVAC services to be $25.00 per hour.

B.   Limitation on Landlord's Obligations
     ------------------------------------

     Landlord shall not be in breach of its obligations under this Section unless Landlord fails to make any repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of a need for such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of, Landlord's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, brownouts, blackouts, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, nor shall such failure under such circumstances be construed as a constructive or actual eviction of Tenant. Landlord shall not be liable under any circumstances for loss or injury to property or for any business interruption, however occurring, through or in connection with or incidental to Landlord's furnishing or failure to furnish any of said service or utilities.

C.   Excess Service
     --------------

     Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines or machines using in excess of one hundred twenty (120) volts or which consumes more electricity than is usually furnished or supplied for the Permitted Use of the Premises, as reasonably determined by Landlord. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the Permitted Use of the Premises (as reasonably determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse. The excess cost (including any penalties for excess usage) for such water and electric current shall be established by an estimate made by a utility company or independent engineer hired by Landlord at Tenant's expense and Tenant shall pay such excess costs as additional rent each month with the Monthly Rental. All costs and expenses of modifying existing equipment, cables, lines, etc. or installing additional equipment, cables, lines, etc. to accommodate such excess usage or use by Tenant of such apparatus or device shall be borne by Tenant.

D.   Security Services
     -----------------

     Certain security measures (both by electronic equipment and personnel) may be provided by Landlord in connection with the Building and Common Areas. However, Tenant hereby acknowledges that any such security provided is intended to be only for the benefit of the Landlord in protecting its property from fire, theft, vandalism and similar perils and while certain incidental benefits may accrue to the Tenant therefrom, such security is not for the purpose of protecting either the property of Tenant or the safety of its officers, employees, servants or invitees. By providing such security, Landlord assumes no obligation to Tenant and shall have no liability arising therefrom. Landlord reserves the right to either commence, expand, reduce or discontinue the providing of any such security at any time without notice to Tenant. If, as a result of Tenant's occupancy of the

     Premises, Landlord in its sole discretion determines that it is necessary to provide security or implement additional security measures or devices in or about the Building or the Common Areas, Tenant shall be required to pay, as additional rent, the cost or increased cost, as the case may be, of such security.


SECTION X.  MAINTENANCE AND REPAIRS

A.   Landlord's Obligations
     ----------------------

     Except for special or non-standard systems and equipment installed for Tenant's exclusive use, Landlord shall keep in good condition and repair, at Landlord's initial cost and expense subject to reimbursement by Tenant of Tenant's Proportionate Share of such cost and expense, keep in good condition and repair the heating, ventilating and air conditioning and other mechanical systems which service the Premises as well as other premises within the Building; the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises and Building; and the parking lots, walkways, driveways, landscaping, fences, signs and utility installations and other Common Areas of the Project. Landlord shall not be in breach of its obligations under this Section unless Landlord fails to make any repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of a need for such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be required to make any repairs that are the obligation of any tenant or occupant within the Building or Project or repairs for damage caused by any negligent or intentional act or omission of Tenant or any person claiming through or under Tenant or any of Tenant's employees, suppliers, shippers, customers or invitees, in which event Tenant shall, with the consent and under the direction of Landlord, repair such damage at its sole cost and expense. Tenant hereby waives and releases any right it may have to make repairs to the Premises, Building or Project at Landlord's expense under any law, statute, ordinance, rules and regulations now or hereafter in effect in any jurisdiction in which the Project is located.

B.   Tenant's Obligations
     --------------------

     Tenant shall, at its sole cost and expense, make all maintenance, repairs and replacements in the manner and when Landlord reasonably deems necessary to preserve in good working order and condition the following items, and every part thereof: plumbing that is both within and servicing the Premises; special or supplementary heating, ventilating and air conditioning systems installed for the exclusive use of the Premises; non-standard electrical, lighting and other utility systems, facilities and equipment located within the Premises and; all trade fixtures, interior walls, interior surfaces of exterior walls, ceilings, windows, doors, cabinets, draperies, window coverings, carpeting and other floor coverings, plate glass and skylights located within the Premises. Tenant shall not commit or permit any waste in or about the Premises, the Building, or the Project.

C.   Landlord's Right to Make Repairs
     --------------------------------

     In the event that Tenant fails to maintain the Premises, Building and Project in good and sanitary order, condition and repair as required by this Lease, then, following written notification to Tenant (except in the case of an emergency, in which case no prior notification shall be required), Landlord shall have the right, but not the obligation, to enter the Premises and to do such acts and expend such funds at the expense of Tenant as are required to place the Premises, Building and Project in good, safe and sanitary order, condition and repair. Any amount so expended by Landlord shall be paid by Tenant promptly upon demand as additional rent.

D.   Condition of Premises Upon Surrender
     ------------------------------------

     Except for reasonable wear and tear and as otherwise provided in this Lease, Tenant shall, upon the expiration or earlier termination of the Term, surrender the Premises to Landlord broom clean and in the same condition as on the date Tenant took possession. All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Premises whether by Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, shall be and remain the property of Landlord unless Landlord specifically agrees otherwise in writing. Any furnishings and personal property of Tenant located in the Premises, whether the property of Tenant or leased by Tenant including the fixtures, improvements and other items agreed, in writing, by Landlord to belong to the Tenant as provided in the preceding sentence and, unless Landlord elects to require Tenant to leave the same in the Premises, which Landlord shall have the right to do, all data, telephone or other cabling or wiring installed by or on behalf of Tenant in the Premises, including in the plenum area above the ceiling of the Premises), shall be and remain the property of Tenant and shall be removed by Tenant at Tenant's sole cost and expense at the expiration of the Term. Tenant shall promptly repair any damage to the Premises or the Building resulting from such removal. Any of Tenant's property not removed from the Premises prior to the expiration of the Term shall, at Landlord's option, either become the property of Landlord or may be removed by Landlord and Tenant shall pay to Landlord the cost of such removal within ten (10) days after delivery of a bill therefor or Landlord, at its option, may deduct such amount from the Security Deposit.


SECTION XI.  ENTRY BY LANDLORD

Landlord reserves and shall at any and all times have the right to enter the Premises at reasonable times to inspect the same to determine whether Tenant is complying with its obligations hereunder; to supply janitorial service and any other service to be provided by Landlord hereunder; and upon reasonable notice to Tenant, may exhibit the Premises to prospective purchasers, mortgagees or prospective tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Building and Project, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures that are reasonably required by the character of the work to be performed by Landlord, provided that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in the event of an emergency. Any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.


SECTION XII.  ALTERATIONS, ADDITIONS AND TRADE FIXTURES

Tenant shall not make any alterations, additions or improvements to the Premises, or any part thereof, whether structural or nonstructural (hereafter "Alterations"), without Landlord's prior, final written consent. In order to obtain Landlord's preliminary consent, which preliminary consent may be given or denied in Landlord's sole discretion, Tenant shall submit such information as Landlord may require, including, without limitation plans and specifications for the Alterations. Any professional fees or other costs and expenses incurred by Landlord in reviewing such plans and specifications shall be paid to Landlord by Tenant as additional rent upon demand. If Landlord gives preliminary consent, in order to obtain Landlord's final consent (which final consent may not be unreasonably withheld after preliminary consent is given), Tenant shall then submit (i) all necessary permits, licenses, bonds, and the construction contract, all in conformance with the plans and specifications preliminarily approved by Landlord; (ii) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory; and (iii) such other information and documentation as Landlord deems reasonably necessary including, but not limited to, evidence of Tenant's financial ability to pay for the Alterations. Nothwithstanding the foregoing, Landlord will make reasonable efforts to render its preliminary consent within five (5) working days after receipt of request for consent from Tenant.

The construction contract for the Alterations shall, at a minimum, require the general contractor and all subcontractors to obey the rules and regulations of the Building and Project. All Alterations shall be done in a good workmanlike manner by qualified and licensed contractors or mechanics, as approved by Landlord. In no event shall any Alterations affect the structure of the Building or its exterior appearance. All Alterations made by or for Tenant (other than Tenant's moveable trade fixtures), shall, unless Landlord expressly requires or agrees otherwise in writing, immediately become the property of Landlord, without compensation to Tenant, but Landlord shall have no obligation to repair, maintain or insure those Alterations. Carpeting, shelving and cabinetry shall be considered improvements of the Premises and not movable trade fixtures, regardless of how or where affixed. No Alterations shall be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term, and they shall be surrendered as a part of the Premises unless Landlord has agreed or required otherwise in writing, in Landlord's discretion, in which case the Alterations shall be removed by Tenant at Tenant's sole cost and expense. Upon any such removal, Tenant shall repair any damage caused to the Premises thereby, and shall return the Premises to the condition they were in prior to installation of the Alterations so removed.

Tenant shall indemnify, defend and keep Landlord free and harmless from and against all liability, loss, damage, cost, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's liens and to insure completion of the work. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and the Project, and any other party having an interest therein, from mechanics' and materialmen's liens. Tenant shall give to Landlord written notice of the commencement of any construction in or on the Premises at least thirty (30) business days prior thereto. Prior to the commencement of any such construction, Landlord shall be furnished certificates of insurance, naming Landlord as an additional insured, evidencing that each contractor performing work has insurance acceptable to Landlord including but not limited to general liability insurance of not less that $1,000,000 and worker's compensation insurance in the statutorily required amount.


SECTION XIII.  MECHANIC'S LIENS

Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligation incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All such sums paid and all expenses incurred by Landlord in connection therewith shall be due and payable to Landlord by Tenant on demand.


SECTION XIV.  INSURANCE

A.   Tenant
     ------

     During the Term hereof, Tenant shall keep in full force and effect the following insurance and shall provide appropriate insurance certificates evidencing such coverage to Landlord prior to the Lease Commencement Date and annually thereafter before the expiration of each policy:

          (1) Commercial general liability insurance for the benefit of Tenant and Landlord as an additional insured, with a limit of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence, against claims for bodily injury or death liability or tangible property damage liability and covering (i) the business(es) operated by Tenant and by any subtenant of Tenant on the Premises,
          (ii) operations of independent contractors engaged by Tenant for services or construction on or about the Premises, and (iii) contractual liability;

          (2) All-risk property insurance, insuring the personal property, furniture, furnishings and fixtures belonging to Tenant located on the Premises for not less than one hundred percent (100%) of the actual replacement value thereof;

          (3) Workers' compensation in the amount required by law;

          (4) Business interruption or loss of income insurance in amounts satisfactory to Landlord, with a rental interruption rider assuring Landlord that the rent due hereunder will be paid for a period of not less than twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of all risk insurance; and

          (5) Such other insurance as Landlord deems reasonably necessary.

     Each insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty (30) days prior written notice of any material change, non-renewal or cancellation of the policy, shall be in a form satisfactory to Landlord and shall be taken out with an insurance company authorized to do business in the State in which the Project is located and rated not less than Best's Financial Class X and Best's Policy Holder Rating "A". In addition, any insurance policy obtained by Tenant shall be written as a primary policy, and shall not be contributing with or in excess of any coverage which Landlord may carry, and shall have loss payable clauses reasonably satisfactory to Landlord and shall name Landlord and any secured party or managing agent as an additional insured for commercial general liability insurance. The liability limits of the above-described insurance policies shall in no matter limit the liability of Tenant under the terms of Section
     XV. below.

     Not more frequently than every two (2) years, Landlord may, by notice to Tenant, require an increase in the above-described limits of coverage if, in the reasonable opinion of Landlord, the amount of liability insurance specified in this Section XIV, is not adequate to maintain the level of insurance protection at least equal to the protection afforded on the date the Term commences. If Tenant fails to maintain and secure the insurance coverage required under this Section XIV., then Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to procure and maintain such insurance, the cost of which shall be due and payable to Landlord by Tenant within ten (10) business days after written demand.

     If, on account of the failure of Tenant to comply with the provisions of this Section, Landlord is deemed a co-insurer by its insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant and shall be paid by Tenant as additional rent within ten (10) business days after receipt of a bill therefor and evidence of such loss.

B.   Landlord
     --------

     During the Term hereof, Landlord shall keep in full force and effect the following insurance:

          (1) Fire, extended coverage and vandalism and malicious mischief insurance insuring the Building and Project of which the Premises are a part, in an amount not less than eighty percent (80%) (or such greater percentage as may be required by law) of the full replacement cost thereof; and

          (2) Such other insurance as Landlord deems necessary in its sole and absolute discretion.

     All insurance policies shall be issued in the names of Landlord and Landlord's lender, and any other party reasonably designated by Landlord as an additional insured, as their interests appear. The insurance policies shall provide that any proceeds shall be made payable to Landlord, or to the holders of mortgages or deeds of trust encumbering Landlord's interest in the Premises, Building, and Project, or to any other party reasonably designated by Landlord as an additional insured, as their interests shall appear. All insurance premiums for Landlord's insurance shall be included in Common Operating Costs.


SECTION XV.  INDEMNITY; WAIVER OF SUBROGATION

A.   Tenant Indemnity
     ----------------

     Subject to the provisions of subparagraph C below, Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, employees, property managers, agents and partners entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property or for violation of law to the extent such liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs are arising out of or in any manner connected with (i) the use, occupancy or enjoyment of the Premises, Building or Project by Tenant or Tenant's agents, employees, or contractors (the "Tenant's Agents") or any work, activity or other things allowed or suffered by Tenant or Tenant's Agents to be done in or about the Premises, Building or Project; (ii) any breach or default in the performance of any obligation of Tenant under this Lease; and (iii) any act or failure to act, whether negligent or otherwise tortious, by Tenant or Tenant's Agents in or about the Premises, Building or Project. Notwithstanding the foregoing, Tenant shall be responsible for actual damages only and shall not be responsible for consequential damages.



B.   Landlord Indemnity
     ------------------

     Subject to the provisions of subparagraph C below, Landlord agrees to indemnify, defend and hold Tenant and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including attorneys' fees and court costs but excluding consequential damages, for injury to or death of any person or for damage to any property to the extent such are determined to be caused by the negligence or willful misconduct of Landlord, its agents, employees, or contractors in or about the Premises, Building, or Project. None of the events or conditions set forth in this paragraph shall be deemed a constructive or actual eviction or entitle Tenant to any abatement or reduction of rent.

     C.  Waiver of Subrogation
         ---------------------

     Notwithstanding the provisions of Subsections XV A. and B. above, Landlord and Tenant each hereby waives any and all rights of recovery against the other, and against any other tenant or occupant of the Project and against the officers, employees, agents, representatives, customers and business visitors of such other party and of each such other tenant or occupant of the Project, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of property insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of property insurance carried by such waiving party in lieu thereof) at the time of such loss or damage and Landlord and Tenant further hereby waive all rights of subrogation arising under their respective property insurance policies. The foregoing waiver shall be effective whether or not a waiving party actually obtains and maintains such insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Landlord and Tenant shall, upon obtaining the policies of insurance, which they are required to maintain hereunder, give notice to their respective insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. Notwithstanding the foregoing, however, Tenant shall be liable to Landlord for damage caused to the Premises, Building, Project and Common Areas by Tenants employees and contractors during Tenant's move in or move out of the Premises or installation of tenant improvements in the Premises.

     D.  Limitation on Landlord's Liability; Release of Trustees, Officers and
         ---------------------------------------------------------------------
     Partners of Landlord
     --------------------

     Tenant agrees that in the event Tenant shall have any claim against Landlord under this Lease arising out of the subject matter of this Lease, Tenant's sole recourse shall be against the Landlord's interest in the Building, for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord as a result of a breach hereof or otherwise in connection with this Lease, and no other property or assets of Landlord, its successors or assigns, shall be subject to the levy, execution or other enforcement procedure for the satisfaction of any such claim, judgment, injunction or decree. Moreover, Tenant agrees that Landlord shall in no event and under no circumstances be responsible for any consequential damages incurred or sustained by Tenant, or its employees, agents, contractors or invitees as a result of or in any way connected to Tenant's occupancy of the Premises. Tenant further hereby waives any and all right to assert any claim against or obtain any damages from, for any reason whatsoever, the trustees, directors, officers and partners of Landlord including all injuries, damages or losses to Tenant's property, real and personal, whether known, unknown, foreseen, unforeseen, patent or latent, which Tenant may have against Landlord or its directors, officers or partners under this Lease or arising out of the subject matter of this Lease. Tenant understands and acknowledges the significance and consequence of such specific waiver.

     Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Project, the Building or the Premises, or a failure to make any such repairs, except as expressly provided in this Lease.


SECTION XVI.  ASSIGNMENT AND SUBLETTING BY TENANT

A. Tenant shall not, directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof ("Sublease") without Landlord's prior written consent being had and obtained in each instance, subject to the terms and conditions contained in this Section.

B. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, Tenant shall request, in writing, at least sixty (60) thirty (30) days prior to the effective date of the Assignment or Sublease, Landlord's consent to the Assignment or Sublease, and shall provide Landlord with the following information:

     (1)  The name of the proposed assignee, subtenant or occupant;

          (2) The nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises;

          (3) The terms and provisions of the proposed Assignment or Sublease and a copy of such documents; and

          (4) Such financial information concerning the proposed assignee, subtenant or occupant and other reasonable information regarding the transaction which Landlord shall have requested following its receipt of Tenant's request for consent.

C. At any time within thirty (30) days after Landlord's receipt of the notice specified above, Landlord may by written notice to Tenant elect either to
     (a) consent to the proposed Assignment or Sublease, (b) refuse to consent to the proposed Assignment or Sublease, or (c) terminate this Lease in full with respect to an Assignment or terminate in part with respect to a Sublease and enter into a lease directly with the proposed assignee or sublessee. Landlord and Tenant agree (by way of example and without limitation) that Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including but not necessarily limited to the following, all of which are agreed to be reasonable factors for Landlord's consideration:

     (1) The financial strength of the proposed assignee or subtenant (which shall be at least equal to that of Tenant as of the date of execution of this Lease), including the adequacy of its working capital to pay all expenses anticipated in connection with any remodeling of the Premises.

     (2) The experience of the proposed assignee or subtenant with respect to businesses of the type and size which such assignee or subtenant proposes to conduct in the Premises.

     (3) The quality and nature of the business and/or services to be conducted in or from the Premises by the proposed assignee or subtenant and in any other locations which it has, as reflected by, among other things, average sales or revenue.

     (4) Violation of exclusive use rights previously granted by Landlord to other tenants of the Building or Project.

     (5) The effect of the type of services and business which the proposed assignee or subtenant proposes to conduct in the Premises upon the tenant mix in the Building or in the portion of the Project which contains the Premises, including duplication of services offered by surrounding tenants and compatibility of the services and business which such assignee or subtenant proposes to conduct in or offer from the Premises with business and services conducted by surrounding tenants in the Project.

     (6) Diminution or potential diminution of percentage rent, if any, payable pursuant to this Lease as the result of such Assignment or Sublease.

     (7) The quality of the appearance of the Premises resulting from any remodeling or renovation to be conducted by the proposed assignee or subtenant, and the compatibility of such quality with that of other premises in the Building.

     (8) Whether the business in the Premises is, and whether the business to be operated by the proposed assignee or subtenant will be, a "destination business" (i.e., a business which draws patrons to the Project or the Building specifically to obtain services from such business).

     (9) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a default under;

     (10) Any fact or factor upon which Landlord reasonably concludes that the business to be conducted by such assignee or subtenant will not be a financial success in the Premises.

     Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such Assignment or Sublease. In no event, shall there be any substantial change in the use of the Premises in connection with any Assignment or Sublease except as expressly approved in writing by Landlord in advance. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with Assignment and Sublease, including those set forth in subsections XVI. D., E. and G. have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and Project. No reasonable withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by Tenant or any proposed assignee or subtenant or entitle Tenant to terminate this Lease or to any abatement of rent. Approval of any Assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder by a written instrument satisfactory to Landlord.

D. If Landlord consents to the Sublease or Assignment within said thirty (30) day period, Tenant may enter into such Assignment or Sublease of the Premises or portion thereof, but only upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to subsection
     B. above; provided, however, that in connection with such Assignment or Sublease, as a condition to Landlord's consent, Tenant shall pay to Landlord one hundred percent (100%) of the excess net of actual transaction costs (e.g., commissions) and net of any amounts paid to Tenant by subtenant or assignee, if any, of (i) in the case of an Assignment, the rental and other payment obligations of the proposed assignee under the terms of the proposed Assignment over the rental and other payment obligations of Tenant under the terms of this Lease, or (ii) in the case of a Sublease, the amount proposed to be paid by the sublessee over the proportionate amount of rental and other payment obligations required to be paid by Tenant to Landlord under the terms of this Lease as applicable to the portion of the Premises so subleased.

E. No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Section shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent or payment of any other monetary obligation by Landlord from a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease. Tenant shall promptly provide to Landlord a copy of the fully executed Sublease or Assignment.

F. Any single transaction of a sale or other transfer, including transfer by consolidation, merger or reorganization, of twenty-five percent (25%) or more of the voting stock or membership interests of Tenant, if Tenant is a corporation or limited liability company or, or any sale or other transfer of twenty-five percent (25%) or more of the partnership interest in Tenant, if Tenant is a partnership, shall be an Assignment for purposes of this Section. As used in this subsection, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligation under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of stock or partnership interests of said guarantor.

G. Each assignee, sublessee or other transferee, other than Landlord, shall assume, as provided in this subsection, all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Rental and all other monetary obligations hereunder, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee, or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this subsection but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above. In connection with a Sublease, Tenant or the sublessee shall deliver to Landlord an instrument (acceptable in form and substance to Landlord and in recordable form) agreeing that sublessee shall be bound by all of the terms and conditions of the Lease, other than those pertaining to rent, applicable to the subleased space and that sublessee shall, at Landlord's sole option, attorn to Landlord as lessor under the Sublease if this Lease is terminated for any reason and Landlord chooses to keep the Sublease in effect.

H. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

I. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

J. Tenant shall pay Landlord's expenses and attorneys' fees incurred in processing an Assignment or Sublease, but in no event less than Five Hundred Dollars ($500.00) for each such proposed transfer to cover the legal review and processing expenses of Landlord, whether or not Landlord shall grant its consent to such proposed transfers.

K. All options to extend, renew, or expand, rights of first refusal and agreements regarding signage on the Building, if any, contained in this Lease are personal to Tenant. Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transfer of any such rights with respect to the Premises or any special privileges or extra services granted to Tenant by this Lease, or any addendum or amendment hereto or letter of agreement. All such options, rights, privileges and extra services shall terminate upon such assignment or subletting unless Landlord specifically grants in writing such options, rights, privileges and extra services to such assignee or subtenant.


SECTION XVII.  TRANSFER OF LANDLORD'S INTEREST

In the event Landlord shall sell or otherwise convey its title to the Building, then, after the effective date of such sale or conveyance Landlord shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of sale or conveyance, and Tenant shall seek performance solely from Landlord's purchaser or successor in title. In connection with such sale or transfer, Landlord may assign its interest under this Lease without notice to or consent by Tenant. In such event, Tenant agrees to be bound to any successor Landlord.

SECTION XVIII.  DAMAGE AND DESTRUCTION

A.   Minor Insured Damage
     --------------------

     In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty that is covered by the insurance maintained by Landlord pursuant to Section XIV. above, then Landlord shall rebuild, repair and restore the damaged portion thereof, provided that (1) the amount of insurance proceeds available to Landlord equals or exceeds the cost of such rebuilding, restoration and repair, (2) such rebuilding, restoration and repair can be completed within one hundred eighty (180) days after the work commences in the opinion of a registered architect or engineer appointed by Landlord, (3) the damage or destruction has occurred more than twelve (12) months before the expiration of the Term and (4) such rebuilding, restoration, or repair is then permitted, under applicable governmental laws, rules and regulations, to be done in such a manner as to return the damaged portion thereof to substantially its condition immediately prior to the damage or destruction, including, without limitation, the same net rentable floor area. To the extent that insurance proceeds must be paid to a mortgagee or beneficiary under, or must be applied to reduce any indebtedness secured by, a mortgage or deed of trust encumbering the Premises, Building or Project, such proceeds, for the purposes of this subsection, shall be deemed not available to Landlord unless such mortgagee or beneficiary permits Landlord to use such proceeds for the rebuilding, restoration, and repair of the damaged portion thereof. Notwithstanding the foregoing, Landlord shall have no obligation to repair any damage to, or to replace any of, Tenant's personal property, furnishings, trade fixtures, equipment or other such property or effects of Tenant.

B.   Major or Uninsured Damage
     -------------------------

     In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty to the extent that Landlord is not obligated, under subsection A. above, to rebuild, repair or restore the damaged portion thereof, then Landlord shall within sixty (60) days after such damage or destruction, notify Tenant of its election, at its option, to either (1) rebuild, restore and repair the damaged portions thereof, in which case Landlord's notice shall specify the time period within which Landlord estimates such repairs or restoration can be completed; or (2) terminate this Lease effective as of the date the damage or destruction occurred. If Landlord does not give Tenant written notice within sixty
     (60) days after the damage or destruction occurs of its election to rebuild or restore and repair the damaged portions thereof, Landlord shall be deemed to have elected to terminate this Lease. Notwithstanding the foregoing, if Landlord does not elect to terminate this Lease, Tenant may terminate this Lease if either (i) Landlord notifies Tenant that such repair or restoration cannot be completed within three hundred and sixty-five (365) days after the work is commenced or (ii) the damage or destruction occurs within the last twelve (12) months of the Term, unless Tenant's actions or omissions are the cause of the damage. If Tenant has the right to terminate the Lease in accordance with the above provisions, Tenant may so elect by written notice to Landlord which must be given within fifteen (15) days after Tenant's receipt of Landlord's notice of its election to rebuild. Upon Landlord's receipt of such notice, the termination shall be effective as of the date the destruction occurred.

C.   Abatement of Rent
     -----------------

     There shall be an abatement of rent by reason of damage to or destruction of the Premises or the Building, or any portion thereof, to the extent that
     (i) Landlord receives insurance proceeds for loss of rental income attributable to the Premises and (ii) the floor area of the Premises cannot be reasonably used by Tenant for conduct of its business, in which event the Monthly Rental shall abate proportionately according to (i) or (ii) above, as appropriate, commencing on the date that the damage to or destruction of the Premises or Building has occurred, and except that, if Landlord or Tenant elects to terminate this Lease as provided in Subsection
     B. above, no obligation shall accrue under this Lease after such termination. Notwithstanding the provisions of this Section, if any such damage is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their employees, suppliers, shippers, servants, customers or invitees, then there shall be no abatement of rent by reason of such damage, unless and until Landlord is reimbursed for such abatement pursuant to any rental insurance policy that Landlord may, in its sole discretion, elect to carry. Tenant's right to terminate this Lease in the event of any damage or destruction to the Premises or Building, is governed by the terms of this Section and therefore Tenant hereby expressly waives the provisions of any and all laws, whether now or hereafter in force, and whether created by ordinance, statute, judicial decision, administrative rules or regulations, or otherwise, that would cause this Lease to be terminated, or give Tenant a right to terminate this Lease, upon any damage to or destruction of the Premises or Building that occurs.

D.   Waiver
     ------

     Tenant waives the provisions of and any present or future laws or case decisions regarding damage, destruction, repair, or restoration of the Premises, Building and/or Project and agrees that the provisions of this
     Section XVIII shall control to the same effect. Upon completion of such repair or restoration, Tenant shall promptly refixture the Premises substantially to the condition they were in prior to the casualty and shall reopen for business if closed by the casualty.

SECTION XIX.  CONDEMNATION

A.   Total or Partial Taking
     -----------------------

     If all or substantially all of the Premises is permanently condemned or taken in any manner for public or quasi-public use, including but not limited to, a conveyance or assignment in lieu of the condemnation or taking, this Lease shall automatically terminate as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or other taking. If less than all or substantially all of the Premises is so condemned or taken, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or taking. If such portion of the Building is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the date on which actual physical possession is taken by the condemnor or dispossession of Tenant as a result of such condemnation or taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which such physical possession is taken or dispossession will occur.

B.   Award
     -----

     Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking the Premises, Building or Project for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or total taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Although all damages in the event of any condemnation are to belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of the interruption of or damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might incur in removing Tenant's merchandise, furniture and other personal property, fixtures, and equipment from the Premises.

C.   Abatement in Rent
     -----------------

     In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises pursuant to this Section, the rent and all other charges under this Lease shall abate in proportion to the portion of the Premises taken by such condemnation or other taking. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Section, all rentals and other charges payable by Tenant to Landlord hereunder and attributable to the Premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor. Landlord shall be entitled to retain all of the Security Deposit until such time as this Lease is terminated as to all of the Premises.

D.   Temporary Taking
     ----------------

     If all or any portion of the Premises is temporarily condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the rent and all other charges payable by Tenant to Landlord hereunder shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such condemnation or other taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking. Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures and equipment or for the interruption of or damage to Tenant's business.

E.   Transfer of Landlord's Interest to Condemnor
     --------------------------------------------

     Landlord may, without any obligation or liability to Tenant, agree to sell and/or convey to the condemnor the Premises, the Building, the Project or any portion thereof, sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment. In such event, this Lease shall be deemed terminated effective on the date of such transfer.


SECTION XX.  DEFAULT

A.   Tenant's Default
     ----------------

     The occurrence of any of the following events shall constitute a default hereunder by Tenant:

          (2) If Tenant fails to pay any rent or other charges required to be paid by Tenant under this Lease and such failure continues for five
          (5) days after such payment is due and payable; provided, however, that the obligation of Tenant to pay a late charge or interest pursuant to this Lease shall commence as of the due date of the rent or such other monetary obligation and not on the expiration of such five (5) day grace period;

          (3) If Tenant involuntarily transfers Tenant's interest in this Lease or voluntarily attempts to or actually transfers its interest in this Lease, without Landlord's prior written consent;

     (4) If Tenant files a voluntary petition for relief, or if an involuntary petition against Tenant, is filed in a proceeding under the United States Bankruptcy Code or other federal or state insolvency laws and is not withdrawn or dismissed within forty-five (45) days thereafter; or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of the Premises or any of Tenant's personal property located at the Premises and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days;

          (5) If in any proceeding or action in which Tenant is a party, a trustee, a receiver, agent or custodian is appointed to take charge of the Premises or any of Tenant's personal property located at the Premises (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's personal property;

          (6) If Tenant shall make any general assignment for the benefit of creditors or convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or any class thereof;

          (7) If Tenant fails to discharge any lien placed as a result of Tenant's action or inaction upon the Premises, the Building, or the Project within thirty (30) days after the imposition of such lien;

          (8) If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease (other than as provided in subparagraphs (1) through (7) above) and such failure continues for days thirty (30) after written notice thereof from Landlord to Tenant, or if such failure cannot be completely cured within such thirty (30) day period, then if Tenant fails to commence such cure within such thirty (30) day period and thereafter proceed to completely cure such failure within thirty (30) days after such written notice; or

     (9) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs (1) through (8) above.

B.   Remedies
     --------

     Upon the occurrence of a default by Tenant that is not cured by Tenant within any applicable grace period specified above, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity, which shall be cumulative and non-exclusive:

          (1) The right to declare this Lease and the term of this Lease terminated; to re-enter the Premises and the improvements located thereon, with or without process of law; to eject all parties in possession thereof therefrom; to repossess and enjoy the Premises together with all said improvements; and to recover from Tenant all of the following:

                    (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

                    (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; or

                    (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

                    (d) Any other amount necessary to compensate Landlord for all the actual (not consequential) detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any attorneys' fees, broker's commissions or finder's fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to that portion of the Term which is unexpired as of the date on which this Lease is terminated); the then unamortized cost of any tenant improvements constructed for or on behalf of Tenant by or at the expense of Landlord or of any moving allowance or other concession made available to Tenant and/or paid by Landlord pursuant to this Lease; any costs for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does not remove; any costs for alterations, additions and renovations; and any other costs and expenses, including reasonable attorneys' fees and costs incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises.

          (2) The right to continue this Lease in effect and to enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent and any other additional monetary charges as they become due, for as long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

          (3) The right to re-enter the Premises; to eject therefrom all parties in possession thereof, and, without terminating this Lease, at any time and from time to time, but without obligation to do so, to relet the Premises and the improvements located therein or any part or parts thereof for the account of Tenant, or otherwise, on such conditions as Landlord in its discretion may deem proper, with the right to make alterations and repairs to the Premises in connection therewith, and to receive and collect the rents therefor and apply the same (i) first to the payment of the following costs and expenses as Landlord may have paid, assumed or incurred: (a) in recovering possession of the Premises and said improvements, including attorneys' fees, and costs;
          (b) expenses for placing the Premises and said improvements in good order and condition, for decorating and preparing the Premises for reletting; (c) for making any alterations, repairs, changes or additions to the Premises that may be necessary or convenient; and (d) all other costs and expenses, including leasing and subleasing commissions, and charges paid, assumed or incurred by Landlord in or upon reletting the Premises and said improvements, or in fulfillment of the covenants of Tenant under this Lease; and (ii) then to the payment of Monthly Rental, Tenant's Proportionate Share of Common Operating Costs, and other monetary obligations due and unpaid hereunder; and (iii) any balance shall be held by Landlord and applied in payment of future amounts as the same may become due and payable hereunder. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period in Landlord's sole and absolute discretion. Landlord may execute any lease or sublease made pursuant to the terms of this subparagraph either in its own name or in the name of Tenant as its agent, as Landlord may see fit. The tenant(s) or subtenant(s) thereunder shall be under no obligation whatsoever with regard to the application by Landlord of any rent collected by Landlord from such tenant or subtenant to any and all sums due and owing or which may become due and owing under the provisions of this Lease, nor shall Tenant have any right or authority whatever to collect any rent whatever from such tenant(s) or subtenant(s). If Tenant has been credited with any rent received by such reletting and such rent shall not be promptly paid to Landlord by the tenant(s) or subtenant(s), or if such rentals received from reletting during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting. For all purposes set forth in this subsection, Landlord is hereby irrevocably appointed as agent for Tenant. No taking possession of the Premises by Landlord shall be construed as Landlord's acceptance of a surrender of the Premises by Tenant or an election of Landlord's part to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any such leasing or subletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

          (4) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to this subsection.


SECTION XXI.  LATE PAYMENTS/INTEREST AND LATE CHARGES

A.   Interest
     --------

     Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the maximum rate permitted by law from the date such payment is due until paid, except that amounts spent by Landlord on behalf of Tenant as provided in this Lease shall bear interest at such rate from the date of disbursement by Landlord which Tenant agrees is to compensate Landlord for Tenant's use of Landlord's money after it is due. Payment of such interest shall not excuse or cure any default by Tenant pursuant to this Lease. Such rate shall remain in effect after the occurrence of any breach or default hereunder by Tenant to and until payment of the entire amount due.

B.   Late Charges
     ------------

     Tenant hereby acknowledges that in addition to lost interest, the late payment by Tenant to Landlord of rent or any other sums due hereunder will cause Landlord to incur other costs not contemplated in this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such other costs include, but are not limited to processing, administrative and accounting costs. Accordingly, if any installment of rent or any additional rent or other sum due from Tenant shall not be received by Landlord when such amount shall be due (without regard to any grace period prior to default granted in this Lease), Tenant shall pay to Landlord as additional rent hereunder a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that (i) such late charge represents a fair and reasonable estimate of the costs Landlord will incur in processing such past-due payment by Tenant, (ii) such late charge shall be paid to Landlord as liquidated damages for each delinquent payment, and (iii) the payment of the late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments.

C.   Consecutive Late Payment of Rent
     --------------------------------

     Following each second consecutive late payment of rent, Landlord shall have the option (i) to require that beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly three (3) months in advance and/or (ii) to require that the Tenant increase the amount, if any, of the Security Deposit by one hundred percent (100%), which additional Security Deposit shall be retained by Landlord, and may be applied by Landlord, in the manner provided for Security Deposits in this Lease.

D.   No Waiver
     ---------

     Neither assessment nor acceptance of partial payments, interest or late charges by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies under this Lease. Nothing contained in this Section shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, additional rent or other sums due hereunder, and Tenant shall be deemed in default with regard to any such payments should the same not be made by the date on which they are due.


SECTION XXII.  LIEN FOR RENT

IN CONSIDERATION OF THE MUTUAL BENEFITS ARISING UNDER THIS LEASE, TENANT HEREBY GRANTS TO LANDLORD A LIEN AND SECURITY INTEREST IN ALL PROPERTY OF TENANT (INCLUDING, BUT NOT LIMITED TO, ALL FIXTURES, MACHINERY, EQUIPMENT, FURNISHINGS, AND OTHER ARTICLES OF PERSONAL PROPERTY NOW OR HEREAFTER PLACED IN OR ON THE PREMISES BY TENANT, TOGETHER WITH THE PROCEEDS FROM THE DISPOSITION OF THOSE ITEMS) [THE "COLLATERAL"], NOW OR HEREAFTER PLACED IN OR ON THE PREMISES, AS SECURITY FOR PAYMENT OF ALL RENT AND OTHER SUMS AGREED TO BE PAID BY TENANT HEREIN. THE PROVISIONS OF THIS SECTION CONSTITUTE A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE BUILDING IS LOCATED, AND LANDLORD HAS AND MAY ENFORCE A SECURITY INTEREST IN THE COLLATERAL. THE COLLATERAL SHALL NOT BE REMOVED WITHOUT THE CONSENT OF LANDLORD UNTIL ALL ARREARAGES IN RENT AND OTHER SUMS OF MONEY THEN DUE TO LANDLORD HEREUNDER HAVE BEEN PAID AND DISCHARGED. CONCURRENTLY WITH THE EXECUTION AND DELIVERY HEREOF, TENANT SHALL EXECUTE, AS DEBTOR, TWO OR MORE FINANCING STATEMENTS IN THE FORM PROVIDED BY LANDLORD, TO PERFECT THIS SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE BUILDING IS LOCATED. THE PROVISIONS OF THIS SECTION CONSTITUTE A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE BUILDING IS LOCATED, AND LANDLORD HAS AND MAY ENFORCE A SECURITY INTEREST IN THE COLLATERAL. LANDLORD MAY AT ITS ELECTION AT ANY TIME FILE A COPY OF THIS LEASE AS A FINANCING STATEMENT. LANDLORD, AS SECURED PARTY, HAS ALL THE RIGHTS AND REMEDIES AFFORDED A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE BUILDING IS LOCATED IN ADDITION TO AND CUMULATIVE OF THE LANDLORD'S LIENS AND RIGHTS PROVIDED BY LAW OR BY THE OTHER TERMS AND PROVISIONS OF THIS LEASE.


SECTION XXIII.  HOLDING OVER

Any holding over by Tenant in the possession of the Premises, or any portion thereof, after the expiration or earlier termination of the Term, with or without the consent of Landlord, shall require Tenant to pay two hundred percent (200%) of the Monthly Rental herein specified for the last month in the Term (prorated on a monthly basis), unless Landlord shall specify a lesser amount for rent in its sole discretion, together with an amount estimated by Landlord for the monthly Common Operating Costs payable under this Lease. If Tenant holds over with Landlord's consent, such occupancy shall be deemed a month to month tenancy and such tenancy shall otherwise be on the terms and conditions herein specified in this Lease as far as applicable. Notwithstanding the foregoing provisions or the acceptance by Landlord of any payment by Tenant, any holding over without Landlord's consent shall constitute a default by Tenant and shall entitle Landlord to pursue all remedies provided in this Lease and Tenant shall be liable for any and all direct or consequential damages or losses of Landlord resulting from Tenant's holding over without Landlord's consent.

SECTION XXIV.  ATTORNEYS' FEES

The losing party shall pay to the prevailing party Landlord all costs and expenses, including, but not limited to, reasonable attorneys' fees and amounts paid to any collection agency, incurred by the prevailing party Landlord in connection with any breach or default by the losing party Tenant under this Lease or incurred in order to enforce or interpret the terms or provisions of this Lease. Tenant shall also pay to Landlord all such amounts, including attorneys' fees, incurred by Landlord in responding to any request by Tenant (a) to amend or modify this Lease or (b) to prepare any statement or document in connection with this Lease, including without limitation estoppel certificates or subordination agreements or the like. Such amounts shall be payable immediately upon demand. In addition, if any action shall be instituted by either Landlord or Tenant for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein. In the event Landlord is made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Landlord in connection with such litigation; provided, however, if Landlord is ultimately held to be liable, then Landlord shall reimburse Tenant for the cost of any attorneys' fees paid by Tenant on behalf of Landlord.


SECTION XXV.  MORTGAGEE PROTECTION

A.   Subordination; Nondisturbance
     -----------------------------

     The rights of Tenant under this Lease are and shall be, at the option of Landlord or the mortgagee, beneficiary or master or ground lessor under the following instruments, either subordinate or superior to any mortgage or deed of trust (including a consolidated mortgage or deed of trust) constituting a lien on the Premises, Building or Project, or Landlord's interest therein or any part thereof, whether such mortgage or deed of trust has heretofore been, or may hereafter be, placed upon the Premises by Landlord, and to any ground or master lease if Landlord's title to the Premises or any part thereof is or shall become a leasehold interest. To further assure the foregoing subordination or superiority, Tenant shall, upon Landlord's request, together with the request of any mortgagee under a mortgage or beneficiary under a deed of trust or ground or master lessor, execute any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease), or instruments intended to subordinate this Lease (subject to Tenant's non-disturbance rights), or at the option of Landlord, to make it superior to any mortgage, deed of trust, or ground or master lease. Notwithstanding any such subordination, Tenant's right to occupy the Premises pursuant to this Lease shall remain in effect for the full Term as long as Tenant is not in default hereunder.

B.   Attornment
     ----------

     Notwithstanding and in addition to the provisions of subsection A. above, Tenant agrees (1) to attorn to any mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises and to any party acquiring title to the Premises by judicial foreclosure, trustee's sale, or deed in lieu of foreclosure, and to any ground or master lessor, as the successor to Landlord hereunder and (2) to execute any attornment agreement evidencing such attornment requested by a mortgagee, beneficiary, ground or master lessor, or party so acquiring title to the Premises, and (3) that this Lease, subject to the rights under any outstanding non-disturbance agreement, at the option of such mortgagee, beneficiary, or ground or master lessor, or other party, shall remain in force notwithstanding any such judicial foreclosure, trustee's sale, deed in lieu of foreclosure, or merger of titles. Notwithstanding the foregoing, neither a mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises, any party acquiring title to the Premises by judicial foreclosure, trustee sale, or deed in lieu of foreclosure, or any ground lessor or master lessor, as the successor to Landlord hereunder, shall be liable or responsible for any breach of a covenant contained in this Lease that occurred before such party acquired its interest in the Premises or for any continuing breach thereof until after the successor Landlord has received the notice and right to cure as provided herein, and no such party shall be liable or responsible for any security deposits held by Landlord hereunder which have not been transferred or actually received by such party, and such party shall not be bound by any payment of rent or additional rent for more than two (2) months in advance.

C.   Amendment
     ---------

     If any lending institution with which Landlord has negotiated or may negotiate for financing for the Building or Project requires any changes to this Lease, Tenant shall promptly execute and deliver an amendment to this Lease prepared by Landlord and embodying such changes, so long as such changes do not materially increase Tenant's obligations hereunder. In the event that Tenant shall fail to execute and deliver such amendment within twenty (20) days after receipt thereof by Tenant, such failure shall constitute a default hereunder by Tenant and shall entitle Landlord to all remedies available to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those remedies set forth in
     Section XX.


SECTION XXVI.  ESTOPPEL CERTIFICATE/FINANCIAL STATEMENTS
A.   Estoppel Certificate
     --------------------

     Tenant, at any time and from time to time upon not less than ten (10) days prior written notice from Landlord, agrees to execute and deliver to Landlord a statement in the form provided by Landlord (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed evidencing the status of this Lease; (c) acknowledging the amount of the Security Deposit held by Landlord; and (d) containing such other information regarding this Lease or Tenant as Landlord reasonably requests. Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) to Tenant's knowledge there are no uncured defaults in Landlord's performance, (iii) no rent has been paid in advance except as set forth in this Lease, and (iv) such other information regarding this Lease and Tenant set forth therein by Landlord is true and complete.

B.   Furnishing of Financial Statements
     ----------------------------------

     Landlord has reviewed the financial statements, if any, requested and received from the Tenant and has relied upon the truth and accuracy thereof with Tenant's knowledge and representations of the truth and accuracy of such statements and that said statements accurately and fairly depict the financial condition of Tenant. Said financial statements are an inducing factor and consideration for the entering into of this Lease by Landlord with this particular Tenant. Tenant shall, at any time and from time to time upon not less than ten (10) days prior written notice from Landlord, furnish Landlord with (a) Tenant's most recent audited financial statements, including a balance sheet and income statement, or a document in which Tenant states that its books are not independently audited, and
     (b) unaudited financial statements, including a balance sheet and income statement, dated within ninety (90) days of the request from Landlord.


SECTION XXVII.  PARKING

Landlord agrees to maintain or cause to be maintained an automobile parking area and to maintain and operate, or cause to be maintained and operated, said automobile parking area during the Term of this Lease for the benefit and use of the customers, service suppliers, other invitees and employees of Tenant. Whenever the words "automobile parking area" or "parking area" are used in this Lease, it is intended that the same shall include, whether in a surface parking area or a parking structure, the automobile parking stalls, driveways, loading docks, truck areas, service drives, entrances and exits and sidewalks, landscaped areas, pedestrian passageways in conjunction therewith and other areas designed for parking. Landlord shall keep said automobile parking area in a reasonably neat, clean and orderly condition, lighted and landscaped, and shall repair any damage to the facilities thereof, the cost of which shall be included in Common Operating Costs as defined above. Landlord shall also have the right to establish such reasonable rules and regulations as may be deemed desirable, at Landlord's sole discretion, for the proper and efficient operation and maintenance of said automobile parking area. Such rules and regulations may include, without limitation, (i) restrictions in the hours during which the automobile parking area shall be open for use, (ii) the establishment of charges for parking therein (on either a reserved or unreserved basis, at Landlord's sole discretion) by tenants of the Building and Project as well as by their employees, customers and service suppliers, and (iii) the use of parking gates, cards, permits and other control devices to regulate the use of the parking areas.

The rights of Tenant and its employees, customers, service suppliers and invitees referred to in this Section, shall at all times be subject to (a) Landlord's right to establish rules and regulations applicable to such use and to exclude any person therefrom who is not authorized to use same or who violates such rules and regulations; (b) the rights of Landlord and other tenants in the Building and Project to use the same in common with Tenant and its employees, customers, service suppliers and invitees, (c) the availability of parking spaces in said automobile parking area, and (d) Landlord's right to change the location and configuration of the parking areas and any assigned reserved parking spaces as shall be determined at Landlord's sole discretion. Tenant agrees to limit its use of the Automobile Parking Area to the number and type of parking spaces specified in the subsection entitled "Tenant Parking Spaces" in Section I. Landlord shall at all times during the Term hereof have the sole and exclusive control of the automobile parking area, and may at any time during the Term hereof exclude and restrain any person from use or occupancy thereof; excepting, however, Tenant and employees, customers, service suppliers and other invitees of Tenant and of other tenants in the Building and Project who make use of said area in accordance with any rules and regulations established by Landlord from time to time with respect thereto.

Notwithstanding the foregoing, nothing contained herein shall be deemed to impose liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of its employees, customers, service suppliers or other invitees in connection with their use of said automobile parking area.

SECTION XXVIII.  SIGNS; NAME OF BUILDING

Tenant shall not have the right to place, construct, or maintain on or about the Premises, Building or Project, or in any interior portions of the Premises or Building that may be visible from the exterior of the Building or Common Areas, any signs, names, insignia, trademark, advertising placard, descriptive material or any other similar item ("Sign") without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion; provided, however, any Signs are further subject to approval of any applicable governmental authority and/or compliance with applicable governmental requirements. In the event Landlord consents to Tenant placing a Sign on or about the Premises, Building or Project, any such Sign shall be subject to Landlord's approval of the color, size, style and location of such Sign, and shall conform to any current or future Sign criteria established by Landlord for the Building or Project. If Landlord enacts a Sign criteria or revises an existing Sign criteria, after Tenant has erected a Sign to which Landlord has granted its consent, if Landlord so elects, Tenant agrees, at Landlord's expense, subject to Landlord's prior approval of the cost thereof, to make the necessary changes to its Sign in order to conform the Sign to Landlord's current Sign criteria, as enacted or revised, provided that such changes shall be limited to the color, size, style and location of Tenant's Sign and that Tenant shall not be required to change the content of its Sign. In the event Landlord consents to Tenant's placement of a Sign on the Building, Tenant shall, at its sole cost, (i) maintain such sign in first class condition during the Term and (ii) and remove such Sign from the Building at the end of the Term and restore the Building to the same condition as before the installation of the Sign, ordinary wear and tear excepted, including removing any discoloration of the Building caused by the presence of such sign.

Landlord reserves the right at any time it deems necessary or appropriate to (a) place Signs at any location on the Building and Project as it deems necessary and (b) change the name, address or designation of the Building and Project.


SECTION XXIX.  QUIET ENJOYMENT

Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgage and/or deed of trust to which this Lease is subordinate.


SECTION XXX.  BROKERS AND AGENTS

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Broker identified in Section I. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant. Further, Tenant agrees that Landlord shall not be responsible for, and Tenant shall indemnify and hold Landlord harmless from and such liability for compensation, commission or fees claimed by any real estate broker or agent representing Tenant in connection with any renewal, extension modification or other matter relating to this Lease.

SECTION XXXI.  NOTICES

Any notice, demand, approval, consent, bill, statement or other communication ("Notice") required or desired to be given under this Lease shall be in writing, shall be directed to Tenant at Tenant's Address for Notice or to Landlord at Landlord's Address for Notice, above and shall be personally served or given by pre-paid Certified U.S. Mail, return receipt requested, or "overnight" delivery service with written receipt. In the case of personal delivery, any Notice shall be deemed to have been given when delivered; in the case of service by certified mail, any Notice shall be deemed delivered on the date of receipt or refusal or non-delivery indicated on the return receipt; and in the case of overnight delivery service, any Notice shall be deemed given when delivered as evidenced by a receipt. If more than one Tenant is named under this Lease, service of any Notice upon any one of said Tenants shall be deemed as service upon all of such Tenants. The parties hereto and their respective heirs, successors, legal representatives, and assigns may from time to time change their respective addresses for Notice by giving at least fifteen (15) days' written notice to the other party, delivered in compliance with this Section.


SECTION XXXII.  NOTICE AND CURE TO LANDLORD AND MORTGAGEE

Upon the occurrence of any act or omission by Landlord which provides, or may provide, Tenant the right to recover damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, or otherwise, Tenant shall not sue for damages or attempt to terminate this Lease until it has given written notice of the act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises as identified by Landlord, and a reasonable period of time for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and the lienholder(s), or either of them, their agents or employees, may enter upon the Premises and do therein whatever is necessary to remedy the act or omission. During the period after the giving of notice and during the remedying of the act or omission, the Monthly Rental payable by Tenant shall not be abated and apportioned except to the extent that the Premises are untenantable as a direct result of Landlord's breach of its obligations hereunder.


SECTION XXXIII.  GENERAL

A.   Paragraph Headings
     ------------------

     The paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

B.   Incorporation of Prior Agreements; Amendments
     ---------------------------------------------

     This Lease contains all agreements of Landlord and Tenant with respect to any matter mentioned, or dealt with, herein. No prior agreement or understanding pertaining to any such matter shall be binding upon Landlord. Any amendments to or modifications of this Lease shall be in writing, signed by the parties hereto, and neither Landlord nor Tenant shall be liable for any oral or implied agreements.

     LANDLORD HAS NOT MADE, AND TENANT MAY NOT RELY ON, ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH REGARD TO THE PROJECT, THE BUILDING, THE PREMISES OR OTHERWISE OR THE SUITABILITY THEREOF FOR TENANT'S BUSINESS, EXCEPT AS EXPRESSLY STATED IN THIS LEASE. IN PARTICULAR, LANDLORD HAS NOT AUTHORIZED ANY AGENT OR

     BROKER TO MAKE A REPRESENTATION OR WARRANTY INCONSISTENT WITH THE TERMS OF THIS LEASE AND TENANT MAY NOT RELY ON ANY SUCH INCONSISTENT REPRESENTATION OR WARRANTY.

C.   Waiver
     ------

     Any waiver by Landlord of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or of any other term, covenant, or condition contained in this Lease. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent act by Tenant. The acceptance of rent or other sums payable hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent, or sum equivalent to rent.

D.   Short Form or Memorandum of Lease
     ---------------------------------

     Tenant agrees, at the request of Landlord, to execute, deliver, and acknowledge a short form or memorandum of this Lease satisfactory to counsel for Landlord, and Landlord may, in its sole discretion, record such short form or memorandum in the county where the Premises are located. Tenant shall not record this Lease, or a short form or memorandum of this Lease, without Landlord's prior written consent.

E.   Time of Essence
     ---------------

     Time is of the essence in the performance of each provision of this Lease.

F.   Examination of Lease
     --------------------

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

G.   Severability
     ------------

     If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

H.   Surrender of Lease Not Merger
     -----------------------------

     Neither the voluntary or other surrender of the Lease by Tenant nor the mutual cancellation thereof shall cause a merger of the titles of Landlord and Tenant, but such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any such subleases.

I.   Corporate Authority
     -------------------

     If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants (1) that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with a duly adopted resolution of the Board of Directors of Tenant in accordance with the By-laws of Tenant and (2) that this Lease is binding upon and enforceable by Landlord against Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of its Board of Directors authorizing or ratifying the execution of this Lease.

J.   Governing Law
     -------------

     This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the local laws of the State in which the Project is located.

K.   Force Majeure
     -------------

     If the performance by Landlord of any provision of this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, then the period for Landlord's performance of the provision shall be automatically extended for the same time the Landlord is so delayed or hindered.

L.   Use of Language
     ---------------

     Words of gender used in this Lease include any other gender, and words in the singular include the plural, unless the context otherwise requires.

M.   Successors
     ----------

     The terms, conditions, and covenants contained in the Lease inure to the benefit of and are binding on, the parties hereto and their respective successors in interest, assigns and legal representatives, except as otherwise herein expressly provided. All rights, privileges, immunities and duties of Landlord under this Lease, including without limitation, notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

N.   No Reduction of Rental
     ----------------------

     Except as otherwise expressly and unequivocally provided in this Lease, Tenant shall not for any reason withhold or reduce the amounts payable by Tenant under this Lease, it being understood that the obligations of Landlord hereunder are independent of Tenant's obligations. If Landlord is required by governmental authority to reduce energy consumption or impose a parking or similar charge with respect to the Premises, Building or Project, to restrict the hours of operation of, limit access to, or reduce parking spaces available at the Building, or take other limiting actions, then Tenant is not entitled to abatement or reduction of rent or to terminate this Lease.

O.   No Partnership
     --------------

     Notwithstanding any provision of this Lease or otherwise, Landlord is not, and under no circumstances shall it be considered to be, a partner of Tenant, or engaged in a joint venture with Tenant.

P.   Exhibits
     --------

     All exhibits attached hereto are made a part hereof and are incorporated herein by a reference. A complete list of said exhibits is set forth in the Table of Contents.

Q.   Survival of Indemnities
     -----------------------

     The obligations of the indemnifying party under each and every indemnification and hold harmless provision contained in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (a) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provision or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred. Payment shall not be a condition precedent to recovery upon any indemnification provision contained herein.

R.   Nondisclosure of Lease Terms
     ----------------------------

     Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants of the Project. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction. Provided, however, that Landlord may disclose the terms hereof to any lender now or hereafter having a lien on Landlord's interest in the Project, or any portion thereof, and either party may disclose the terms hereof to its respective independent accountants who review its respective financial statements or prepare its respective tax returns, to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublessee or assignee of Tenant), to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry and in connection with any action brought to enforce the terms of this Lease, on account of the breach or alleged breach hereof or to seek a judicial determination of the rights and obligations of the parties hereunder.

S.   Waiver of Jury Trial
     --------------------

     TO THE EXTENT PERMITTED BY LAW, LANDLORD AND TENANT AGREE EACH SHALL, AND DO HEREBY, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BETWEEN THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE OR OCCUPANCY OF THE PREMISES. THIS WAIVER IS MADE FREELY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EACH OF THE PARTIES HERETO HAS HAD THE BENEFIT OF ADVICE FROM LEGAL COUNSEL ON THIS SUBJECT.

T.   References to Default: All references to default or Default herein shall be
     ----------------------
interpreted to mean that all applicable notice or grace periods have expired.

SECTION XXXIV.  EXECUTION
This Lease may be executed in several duplicate counterparts, each of which shall be deemed an original of this Lease for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions, any typed addenda appended hereto and all Exhibits appended hereto, on the dates indicated below, the later of which shall be deemed the date of execution of this Lease.

"TENANT"                                "LANDLORD"

PSW Technologies, Inc., a Delaware      G & W Investments, a nini kumiai formed
corporation                             under the laws of Japan


By: /s/ Timothy D. Webb                 By:  MONY Realty Partners, Inc., a
   ----------------------------                Delaware corporation as its
                                               agent

Its: President & CEO                    By:  /s/ Mark E. Novack
                                             ------------------------------
                                             Mark E. Novack
                                             Vice President

                                   CORPORATE

STATE OF ____________,}
                      }ss.
COUNTY OF ____________}

On this _____ day of _____________________ A.D. 19 ______, before me personally appeared ________________ to me known to be the _________________ of
________________, the corporation that executed the within and foregoing instrument and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS HEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                         _____________________________________________________
                              Notary Public in and for the State of __________

                              Residing at ____________________________________
                              My Commission expires __________________________


                                   CORPORATE

STATE OF Colorado,    }
                      }ss.
COUNTY OF Denver      }

On this _____ day of _____________________ A.D. 19 ______, before me personally appeared Mark E. Novack to me known to be the Vice President of MONY Realty Partners, Inc. the corporation that executed the within and foregoing instrument and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS HEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.


                         _____________________________________________________
                              Notary Public in and for the State of Colorado

                              Residing at ____________________________________
                              My Commission expires __________________________

                                  EXHIBIT "A"

                           SITE PLAN FOR THE PROJECT

                                  EXHIBIT "B"

                          FLOOR PLAN OF THE PREMISES

                                  EXHIBIT "C"

                           CONSTRUCTION WORK LETTER


Tenant accepts the Premises in "As Is" "Where Is" condition. Tenant will at their sole cost and expense supply all furniture and other personal property including voice and data cable, telephone switching, furniture installation, setup and relocation as necessary.

                                  EXHIBIT "D

                                 RENT SCHEDULE



The total Monthly Rental (subject to adjustment by CPI increases, if applicable) for the entire Term is equal to $522,747.00 and shall be payable monthly in
                                 -----------
accordance with the provisions of the Lease in installments as set forth below:

               Months                        Monthly Rental
--------------------------------------------------------------------------------
                1 Through 12                   $14,093.75
               13 Through 24                   $14,516.50
               25 Through 36                   $14,952.00

                                  EXHIBIT "E"

                             RULES AND REGULATIONS

                   ATTACHED TO AND MADE A PART OF THE LEASE


The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling.

1. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

3. The sidewalks, halls, passages, elevators, and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

6. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture, or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

9. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. The Building and the Premises are smoke-free environments.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking shall be done or permitted by Tenant on the Premises, nor shall the Building be used for lodging.

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12.  Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other illuminating material, or use any method of heating other than that supplied by Landlord.

13. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or other otherwise shall be made without directions from Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

15. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 7:00 a.m. access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

19. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

20. Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of those to be provided by Landlord under the Lease.

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21.  No bicycle, shopping cart, or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

23. Tenant shall not erect any aerial or antenna on the roof or exterior walls of the Premises, Building, or Project without the prior written consent of Landlord.

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                                  EXHIBIT "F"

                     AMENDMENT OF LEASE COMMENCEMENT DATE


In connection with that certain Office Lease dated G & W Investments, a nini
kumiai formed under the laws of Japan, as Landlord, and                 , as
Tenant concerning the Premises located at                 , Landlord and Tenant
hereby agree as follows:

1. The Lease Commencement Date stated in Section I. of the Office Lease is amended to be, 19_____ and the Expiration Date stated in Section I. is amended to be, 19_____.

2. Landlord has satisfactorily complied with all requirements and conditions precedent to the commencement of the Term as specified in the Office Lease.

3. The Premises covered by the Office Lease and the tenant improvements therein have been fully completed as required, are in good condition, are ready for occupancy and have been accepted by Tenant.

4. Tenant has or shall commence paying Monthly Rental pursuant to the Office Lease on _________________________, 19_____.


Dated effective this___ day of ___________, 199__.

"TENANT"                                "LANDLORD"

                                        G & W Investments, a nini kumiai formed
                                        under the laws of Japan

By:  __________________________         By:  MONY Realty Partners, Inc., a
                                               Delaware corporation as its
                                               agent

     (Type Name and Title)                   By: _______________________________

                                              Mark E. Novack
                                              Vice President


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